                                                                     EXHIBIT 23
                                                                     ----------


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

     We consent to the incorporation by reference in the registration statements of HPSC, Inc. on Form S-8 (File Nos. 33-10796 and 33-6075) of our reports dated March 15, 1995, on our audits of the consolidated financial statements and financial statement schedule of HPSC, Inc. as of December 31, 1994 and December 25, 1993 and for each of the three years in the period ended December 31, 1994, which reports are included or incorporated by reference in this Annual Report on Form 10-K.



                                                   Coopers & Lybrand L.L.P.
                                                   ----------------------------
                                                   Coopers & Lybrand L.L.P.



Boston, Massachusetts
March 24, 1995